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                                                                    EXHIBIT 99.1

[Slide 1] This slide contains the logo of JDS Uniphase Corporation.

[Slide 2] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following text: "Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1934. "Forward-looking" statements are all statements made by us, other than those dealing specifically with historical matters and any statements we make about the conduct of our business or finances up to this moment. All other statements made by us are forward-looking statements which include any information provided on future business operations and guidance regarding our future financial performance. Actual results might differ materially from those projected in the forward-looking statements. Factors that could cause actual results to materially differ from those in the forward-looking statements are discussed in the Company's Securities and Exchange Commission filings."

[Slide 3] This slide contains the logo of JDS Uniphase in the lower right-hand corner and the following title in the upper left-hand corner: "The Traffic Dilemma." This slide also contains a graph. To the left of the y-axis, the following text is displayed: "Traffic is growing at explosive rates ...", "...and network costs are growing faster than revenues," and "New component and network technologies help solve this dilemma--on a larger scale." Along the graph's x-axis the years 1999, 2000, 2001, 2002, 2003, 2004 and 2005 are listed from points from left to right, spaced at an equal distance. At points from bottom to top along the y-axis, the numbers 10, 100, 1000 and 10000 are listed, spaced at an equal distance. At the graph's upper left-hand corner is a legend displaying three colored horizontal bars with text to the left of each bar. From top to bottom, the legend contains a blue bar alongside "Traffic", a red bar alongside "Costs" and a green bar alongside "Revenues." Three lines are displayed on the graph. The blue line connects the point located at the midpoint between 1999 and 2000 in the x direction and 10 in the y direction with the point located at the midpoint between 2004 and 2005 in the x direction and slightly higher than the location of 1000 in the y direction. The red line connects the point located at 2000 in the x direction and 10 in the y direction with the point located at the midpoint between 2004 and 2005 in the x direction and 100 in the y direction. The green line connects the point located at the midpoint between 1999 and 2000 in the x direction and 10 in the y direction with the point located at the midpoint between 1999 and 2000 in the x direction and the midpoint between 10 and 100 in the y direction. On the graph, there is a vertical arrow pointing downwards between 2004 and 2005 in the x direction and crossing the blue line.

[Slide 4] This slide contains the logo of JDS Uniphase in the lower right-hand corner and the following title in the upper left-hand corner: "The Traffic Dilemma." This slide also contains a box, which contains a video of a man kayaking through rough waters. To the left of the box, the following text is displayed: "Traffic is growing at explosive rates ...", "...and network costs are growing faster than revenues," and "New component and network technologies help solve this dilemma--on a larger scale."

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[Slide 5] This slide contains the logo of JDS Uniphase in the lower right-hand corner and the following title: "New Economics for the New Economy." This slide also contains an image of a one channel optical system, using lines and rectangles, with a label of "80 km" above the image and a label of "2.5 Gbps" below the image. In the middle of the image is a square labeled "OEO" which stands for "optical electrical optical", a regenerator. At the end of the image is a circle containing a video of a man kayaking through rough waters. On the lower left-hand side is an inset graph with the x-axis labeled "Capacity" and the y-axis labeled "Cost." On the upper right-hand corner of the inset graph is the label, "$/Gbps/km." In the upper left-hand corner of the graph is a small circular image.

[Slide 6] This slide contains the logo of JDS Uniphase in the lower right-hand corner and the following title: "New Economics for the New Economy." This slide also contains an image of a 16 channel optical system, using lines, parallelograms and triangles, with a label of "400 km" above the image and a label of "2.5 Gbps" below the image. At the end of the image is a circle containing a video of a man kayaking through smoother waters than in the previous slide. On the lower left-hand side is an inset graph with the x-axis labeled "Capacity" and the y-axis labeled "Cost." On the upper right-hand corner of the inset graph is the label, "$/Gbps/km." In the upper left-hand corner of the graph is a small circular image; slightly below and to the right is another circular image, slightly larger than the first.

[Slide 7] This slide contains the logo of JDS Uniphase in the lower right-hand corner and the following title: "New Economics for the New Economy." This slide also contains an image of a 40 channel optical system, using lines, parallelograms and triangles, with a label of "400 km" above the image and a label of "10 Gbps" below the image. At the end of the image is a circle containing a wider-angle video of the man kayaking through even smoother waters than in the previous slide. On the lower left-hand side is an inset graph with the x-axis labeled "Capacity" and the y-axis labeled "Cost." On the upper right-hand corner of the inset graph is the label, "$/Gbps/km." In the upper left-hand corner of the graph is a small circular image; slightly below and to the right is another circular image, slightly larger than the first; slightly below and to the right is a third circular image, slightly larger than the second.

[Slide 8] This slide contains the logo of JDS Uniphase in the lower right-hand corner and the following title: "New Economics for the New Economy." This slide also contains an image of a 160 channel optical system, using lines, parallelograms and triangles, with a label of "400 km" above the image and a label of "10 Gbps" below the image. At the end of the image is a circle containing video of a man kayaking through smooth waters in the ocean surrounded by a rocky cove. On the lower left-hand side is an inset graph with the x-axis labeled "Capacity" and the y-axis labeled "Cost." On the upper right-hand corner of the inset graph is the label, "$/Gbps/km." In the upper left-hand corner of the graph is a small circular image; slightly below and to the right is another circular image, slightly larger than the first; slightly below and to the right is a third circular image, slightly larger than the second; slightly below and to the right is another circular image, slightly larger than the third.


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[Slide 9] This slide contains the logo of JDS Uniphase in the lower right-hand corner and the following title: "New Economics for the New Economy." This slide also contains an image of a 40 channel optical system, using lines, parallelograms and triangles, with a label of "greater than 2000 km" above the image and a label of "10 Gbps" below the image. At the end of the image is a circle containing a video of sunlight reflecting off ocean water. On the lower left-hand side is an inset graph with the x-axis labeled "Capacity" and the y-axis labeled "Cost." On the upper right-hand corner of the inset graph is the label, "$/Gbps/km." In the upper left-hand corner of the graph is a small circular image; slightly below and to the right is another circular image, slightly larger than the first; slightly below and to the right is a third circular image, slightly larger than the second; slightly below and to the right is another circular image, slightly larger than the third; slightly below and to the right is another circular image, slightly larger than the fourth.

[Slide 10] This slide contains the logo of JDS Uniphase in the lower right-hand corner and the following title: "Worldwide Demand for Optical Transport Equipment." This slide contains a bar graph with the years 2000 and 2004 listed on the x-axis and the numbers 0, 20, 40, 60, 80, 100 and 120 listed on the y-axis. Along the y-axis is the label "$ Billions." The bar for the year 2000 reaches 40 in the y direction. The bar for the year 2004 reaches between 100 and 120 in the y direction. There is an arrow pointing from the top of the year 2000 bar to the top of the year 2004 bar. Beside the arrow is the text: "28% CAGR."

[Slide 11] This slide contains the logo of JDS Uniphase in the lower right-hand corner and the following title: "Customers Require Solutions." There is a map of the United States, with points at major U.S. cities and lines connecting points between these cities. To the left of the map are four bullets labeled: "Network Capacity," "Network Reach," "Network Flexibility" and "Network Reliability."

[Slide 12] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "What Determines Capacity?" In the lower left hand corner the slide are the words "network capacity" with a line across the bottom of the slide, connecting to the logo of JDS Uniphase Corporation in the lower right-hand corner. In the center of the slide is an equation within a box that says "Number of Wavelengths


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X Speed of Modulation," intending to illustrate that capacity is determined by the number of wavelengths being transmitted multiplied by the speed at which such wavelengths are moving. Across the top of the box are 3 subtitles, intended to be 3 columns, titled, from left to right, with the equation "4 Channels," "16 Channels," and "160 Channels." Across the bottom of the box are the words "40 Gb/s." Within the box with the equation are drawings intending to illustrate the differences in number of wavelengths and speed of modulation.

[Slide 13] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Polarization Mode Dispersion Compensation." This slide also contains a box with three graphs labeled "Optical Pulses" with the x-axis labeled "optical power" and the y-axis labeled "time," "Eye Diagram WITHOUT PMD Compensation" and "Eye Diagram WITH PMD Compensation." The "Optical Pulses" figure illustrates the effect of PMD on optical impulses. The "Eye Diagram WITHOUT PMD Compensation" figure shows a blue pulse that has traveled through the fiber and become distorted by PMD. The "Eye Diagram WITH PMD Compensation" figure shows a red pulse that has been reconstructed by the PMD compensator. Below the box is an image of a Polarization controller. The logo of JDS Uniphase Corporation is engraved onto this image. Below the image is the following text: "Polarization Controller." This slide has the following text on the lower left-hand corner: "network capacity."

[Slide 14] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Challenge: Increase Number of Channels." This slide also contains an illustration of the input of even and odd light frequencies on two separate fibers into an optical fiber interleaver. The separate frequencies exit the optical fiber interleaver as tightly-packed light on a single piece of fiber. In the middle of the illustration is a rectangle labeled "OFI," or optical fiber interleaver. To the left of the rectangle are two separate rows of bars, the top row labeled "Input Even Frequencies" and the bottom row labeled "Input Odd Frequencies." There are arrows next to both rows of bars pointing to the rectangle. On the right side of the rectangle is single row of bars labeled "Output Frequencies." On the right side of the rectangle is a line labeled "Output Frequencies." At the bottom of the slide is a realistic image of an optical fiber interleaver. This slide has the following text on the lower left-hand corner: "network capacity."

[Slide 15] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Challenge: Increase Number of Channels." This slide illustrates how multiple channels (up to 160 channels) can be combined into one fiber optic cable with a capacity of 1.6 terabits per second. The image starts from the left of the slide and depicts two brackets along a C-band with another two brackets below it on an L-band. Each bracket consists of four multiplexors which, as you move to the right of the slide, combine into one interleaver. Two interleavers are depicted on the C-band and two interleavers are depicted on the L-band. As you continue moving to the right of the slide, each of the two interleavers on the C-band and on the L-band combine into one interleaver on the C-band and one interleaver on the L-band. To the right of this image is one interleaver with the capacity of 1.6 terabits per second, which results from combining the interleaver on the C-band with the interleaver on the L-band. Between the brackets containing the one interleaver on the C-band and the one interleaver on the L-band is the following text:
"80-ch C-band + 80-ch L-band." This slide has the following text on the lower left-hand corner: "network capacity."

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[Slide 16] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Waveguides." This slide contains five bullet points. The first bullet point reads "Ion Exchange in Glass." Below this bullet point is the following: "Mainstream for Splitter products." The second bullet point reads "Lithium Niobate." Below this bullet point is the following: "High speed modulators and polarization control." The third bullet point reads "III-V Semiconductor." Below this bullet point is the following:
"Lasers and EML's." The fourth bullet point reads "Polymer." Below this bullet point is the following: "Switches." The final bullet point reads "Silica on Silicon." Below this bullet point is the following: "AWGs" and "VOA-MUX." This slide has the following text on the lower left-hand corner: "network capacity."

[Slide 17] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Step Toward `System on a Chip' - AWG." This slide provides an animated illustration of an advanced Wavelength Division Multiplexor. The animated illustration starts with the input of light into the advanced Wavelength Division Multiplexor, located on a semiconductor substrate. Next, the animated illustration shows the path of the light through a "Slab Waveguide," an "Arrayed Waveguide and "Variable Attenuators." Finally, the animated illustration shows the separation of the light into different wavelengths, shown as "Output." Below this animated illustration are three images of realistic components of the Wavelength Division Multiplexor. This slide has the following text on the lower left-hand corner: "network capacity."

[Slide 18] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Network Reach." This slide depicts how prior to switching to next generation optical components many interconnected regenerators were needed throughout the United States. This slide contains a map of the United States with various points throughout the United States marked with either a star or a circle with a dot in the middle. There are lines drawn from each marked point to another, connecting all marked points. One marked point is labeled "Regenerator." This slide also has the following text on the lower left-hand corner: "network reach."

[Slide 19] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Less Regeneration = Lower Costs $/bit/km." This slide depicts how by upgrading a network with next generation optical components, one could remove regenerators and lower costs. The slide contains a map of the United States with various points throughout the United States marked with either a star or an exploding circle with a dot in the middle. One marked point is labeled "Regenerator." The exploding dots represent the regenerators that are being removed from the network to save money. There are lines drawn from each regenerator to another, connecting all regenerators. This slide also has the following text on the lower left-hand corner:
"network reach."

[Slide 20] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Greater Amplification - Lower Costs." This slide

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contains a graph entitled "$/wavelength" with an arrow sloping downward and to the right. This graph depicts amplification with "Erbium Fibers" at the following channels: "16," "40," and "160." This slide also has the following text on the lower left-hand corner: "network reach."

[Slide 21] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Full Spectrum Amplification." This slide depicts the three different types of amplifiers that can cover all useable wavelengths to send signals in optical fiber. On the left side of the slide are realistic images of the following three types of amplifiers: the "Raman Amplifier," the "Semiconductor Optical Amplifier," and the "Doped Fiber Amplifier." To the right of each amplifier is an image that shows the range of useable wavelengths that each amplifier covers. At the bottom of the slide is an image of the range of wavelengths covered, beginning at the left with "850" nm and continuing to the right up to potentially more than "1625" nm. This slide also has the following text on the lower left-hand corner: "network reach."

[Slide 22] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "In 1985, Reconfiguring Networks Took Days ..." This slide depicts how, in 1985, it took about four days to reconfigure a network whenever there was a break in the network or fiber cable that prevented signals from reaching destinations. The slide contains four photographic images, each image representing "Day 1," "Day 2," "Day 3," and "Day 4." The photograph representing Day 1 shows a man working at his computer, wearing a head set and with his left hand on the keyboard. There is also a woman just beyond his work station looking at a document. The photograph representing Day 2 is an image of a man, wearing a baseball cap and gloves smiling as he looks out of the window of a vehicle. The photograph representing Day 3 is an image of two men wearing hard hats and stationed up on a telephone post working on the lines. The photograph representing Day 4 is an image of a man wearing glasses, leaning forward with his hands clasped together. Below these photographic images are four horizontal bars next to each other and connected by a line. The line connecting the two horizontal bars on the far right has an "X" marked on it. To the left of the bars is the text: "1 Channel." Below this text is the image of a calendar for the year 1985. The days 1, 2, 3, and 4 are marked with an "X." This slide also has the following text on the lower left-hand corner: "network flexibility."

[Slide 23] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "In 1995, Reconfiguring Networks Took Minutes." This slide shows how, over the years, the networks have become more sophisticated and have benefited from better optical componentry so that signals are now rerouted around breaks to reach their destinations. The slide contains five photographic images. From left to right, the first photograph depicts an office with various employees working on computers. The second photograph shows a man working at a computer with his left hand on the keyboard. The third photograph is a magnified picture of a man working at a computer. The fourth photograph is an image of a "32 x 32 SG Switch." The fifth photograph is the cross-section image of a 32 x 32 SG Switch. Below these photographs is an image of a network, showing the transmission of a signal at "Minute 1," a break in


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the signal, and how it can be rerouted in "Minute 2" and reach its destination.
Below the image is a box containing the following digits: "1 2 0 2." This slide also has the following text on the lower left-hand corner: "network flexibility."

[Slide 24] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Today Reconfiguring Networks Takes Seconds." In the lower left hand corner the slide are the words "network flexibility" with a line across the bottom of the slide, connecting to the logo of JDS Uniphase Corporation in the lower right-hand corner. In the center of the slide there is a drawing of the United States of America, with stars, a white circle and one "X" on it. The stars are in the San Francisco, Los Angeles, Houston, Augusta, Chicago and New England areas, and are connected by white lines. The "X" is also connected to the stars by white lines and it is placed on the border between South Dakota and Nebraska. The white circle is also connected to the stars by white lines, and it is right in the middle of Oklahoma.

[Slide 25] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Tomorrow, Just Milliseconds..." In the lower left hand corner the slide are the words "network flexibility" with a line across the bottom of the slide, connecting to the logo of JDS Uniphase Corporation in the lower right-hand corner. Just above the words "network flexibility" there is a square a photographic image of a microelectromechanical switch array with the word "MEMS" above it. In the center of the slide there is a drawing of the United States of America, with stars and 3 white circles, all connected by white lines. The stars are in the San Francisco, Los Angeles, Seattle, Denver, Dallas, Houston, Augusta, Tampa, Columbus, Chicago, St. Louis and New England areas. All of the stars are connected by white lines. The white circles are also connected to the stars by white lines, and the white circles located in San Francisco, Chicago and Boston.

[Slide 26] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Providing Bandwidth: When and Where It's Needed." This slide is intended to show that multiplexors help a service provider provision more bandwidth to a particular location as needed. In the lower left hand corner the slide are the words "network flexibility" with a line across the bottom of the slide, connecting to the logo of JDS Uniphase Corporation in the lower right-hand corner. Just below the title "Providing
Bandwidth: When and Where It's Needed." On the top right hand side of the slide there are two rectangular a photographic images of people. The rectangular a photographic image on the left is a man with a traditional telephone receiver held to his right ear, and underneath the rectangular a photographic image of the man are the words "New Customer." The rectangular a photographic image on the right is a different man with a headset that looks like it's a telephone receiver and that man is sitting in front of a computer. Underneath the rectangular a photographic image of the man in the right photographic image are the words "Service Provider." There are two arrows between the two pictures, the top arrow points from the photographic image on the left to the photographic image on the right and the bottom arrow points from the photographic image on the right to the photographic image on the left. In the main part of the slide on the upper left there are two circles that are joined by lines that come down into a "v" with a small circle at the place where the two lines meet and then another short line coming out of the small circle that


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effectively joins the two circles to a larger circle. At the place where the line meets the larger circle, there is a square. Inside of the two smaller circles are: a drawing of a house (left side small circle) and a drawing of a building (right side small circle). Underneath the small circle on the right hand side, with the drawing of a building, are the words "New Customer." Inside the larger circle, below the two smaller circles, is a drawing of a cable car. The circle with the cable car is joined, in addition to the joining to the two smaller circles, by four short lines connecting to a small black object that is basically rectangular shaped but that has two obtuse angled sides, so that the side closest to the four short lines is slightly longer than the other side. That black object connects to an oval. The oval fills up the lower middle part of the slide and has triangles and squares on it. The oval connects to a much dimmer part of a large circle that goes off the slide to the right, so that only about a third of the large circle can be seen. The oval and the large circle are joined by the same four short lines and black object combination that joins the circle with the cable car to the oval. Moving up the large, partially shown circle, there is a dim drawing of the same four short lines and black object, connecting that circle up to the photographic image on the right of the man sitting in front of a computer with a headset that looks like it's a telephone receiver , the photographic image that has the words "Service Provider" underneath it.

[Slide 27] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Tunable Lasers and Transceivers." In the lower left hand corner the slide are the words "network flexibility" with a line across the bottom of the slide, connecting to the logo of JDS Uniphase Corporation in the lower right-hand corner. The main part of the slide contains 3 contiguous boxes, one large box across the top and two smaller boxes directly underneath the large box on top. The box on the top has on the left and right sides of it a side view of a cylindrical cable and in the middle of the box there is an arrow going from left to right. Above the arrow are the words "through channel." The two smaller boxes below the large box are next to each other and are the same size. There is a large arrow pointing from the large box on the top down to the small box on the left, with the word "drop" above the arrow. There are four small arrows pointing from the small box on the right up to the large box on the top, with the word "add" above the arrows. Within each small box, there is one horizontal row of four very small boxes, with one very small circle underneath each very small box. The large arrow pointing from the large box on the top down to the small box on the left points directly to those boxes, and the four small arrows pointing from the small box on the right up to the large box on the top come directly from the very small boxes. Next to the very small boxes in the left box are the words "tunable filters." Next to the very small boxes in the right boxes are the words "tunable leases."

[Slide 28] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Reliability." In the lower left hand corner the slide are the words "network reliability" with a line across the bottom of the slide, connecting to the logo of JDS Uniphase Corporation in the lower right-hand corner. This slide depicts a box graph containing three vertical columns across the top, labeled, from left to right, "Network Service," "Average Uptime," and "Average Downtime." The graph also contains 3 horizontal columns, entitled, from top to bottom, "Voice (Dial-tone)," "Email," and "Data
(Web)." To the right of the graph is a large arrow pointing both up


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and down. In the section of the arrow pointing up is the word "Telecom" and in the section of the arrow pointing down is the word "Datacom." Within the graph, at the intersection of "Average Uptime " and "Voice (Dial-tone)" is "99.999%." Within the graph, at the intersection of "Average Uptime " and "Email" is "99.8%." Within the graph, at the intersection of "Average Uptime " and "Data
(Web)" is "99.0%." Within the graph, at the intersection of "Average Downtime" and "Voice (Dial-tone)" is "5 minutes per year." Within the graph, at the intersection of "Average Downtime" and "Email" is "18 hours per year." Within the graph, at the intersection of "Average Downtime" and "Data (Web)" is "88 hours per year."

[Slide 29] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Network Reliability." In the lower left hand corner the slide are the words "network reliability" with a line across the bottom of the slide, connecting to the logo of JDS Uniphase Corporation in the lower right-hand corner. In the center of the slide there is a drawing of the United States of America, with white circles over many cities, and all of the white circles are connected by white lines. The lines basically go from the West Coast cities of San Francisco, Los Angeles and Seattle through to Dallas and Houston, Chicago, Tampa and to New England. There is a drawing of a backhoe over the North Western part of the United States, with the words "Buried Cables" next to it. In the bottom left area of the slide are the words "Optical Network." The points representing cities in the northeast part of the map are encircled with the label "Super Hubs."

[Slide 30] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Network Reliability." This slide is intended to show that the Network Operations Center determines the source of the problem (e.g., constructions work interferes with buried cable) and then reconfigures the network to re-route around the problem area. In the center of the slide there is a drawing of the United States of America, with white circles over many cities, and all of the white circles are connected by white lines. The lines basically go from the West Coast cities of San Francisco, Los Angeles and Seattle through to Dallas and Houston, Chicago, Tampa and to New England. There is a drawing of a backhoe over the North Western part of the United States, with the words "Buried Cables" next to it. The points representing cities in the northeast part of the map are encircled with the label "Super Hubs." On the lower right side of the map is an image of a computer monitor labeled "Network Operations Center" with the same map depicted on the screen. This slide also contains labeled images of the following JDS Uniphase Corporation products: an "Optical Protection Module," an "Optical Channel Monitor" and "MEMS" products.

[Slide 31] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Optical Crossconnect Protection." This slide also contains an image of a "Dual Optical Backplane" depicting an electrical core with parts labeled "Arrays of 1x2's, Splitters" and optical switches labeled "DWDM DEMUX" and "DWDM MUX" that monitor any interruptions in the optical switches. This slide also contains the text "network reliability" at the bottom of the slide.

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[Slide 32] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Network Monitoring." This slide also contains the following text: "1. Power Equilization, Fault Sectionalization,"
"2. Long Term Monitoring, Network Commissioning" and "3. Inter-Network Monitoring." This slide also contains an image under the text depicting the use of three types of optical network monitoring products offered by JDS Uniphase Corporation. The text "network reliability" appears at the bottom of the slide.

[Slide 33] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Customers Require Solutions." This slide also contains the following text listed with bullet points in the center of the slide: "Network Capacity," "Network Outreach," "Network Flexibility" and "Network Reliability." This slide also contains labeled images of the following JDS Uniphase Corporation products around the centered text: a "Polarization Controller," "MEMS" products, an "Optical Protection Module" and an "Optical Channel Monitor."

[Slide 34] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Business Update." This slide also contains an image of a parallelogram on the right containing a video of JDS Uniphase Corporation's various manufacturing operations around the world.

[Slide 35] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Q3 Results Met Guidance." This slide also contains an image of a parallelogram on the right containing a video of JDS Uniphase Corporation's various manufacturing operations around the world and the following text listed with bullet points: "Sales - $920 Million," "Operating margin - 25%" and "E.P.S. - $.14."

[Slide 36] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Pending Goodwill Reduction." This slide also contains an image of a parallelogram on the right containing a video of JDS Uniphase Corporation's various manufacturing operations around the world and the following text listed with bullet points: "Net assets > market capitalization," "Consulting with SEC Staff" and "May be $40 billion."

[Slide 37] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "What Happened on February 13, 2001." This slide also contains an image of a parallelogram on the right containing a video of JDS Uniphase Corporation's various manufacturing operations around the world and the following text listed with bullet points: "Closed SDL merger," "Issued JDSU shares valued at $38.50," "Based on $111 JDSU share price" and "Recorded $40 billion in goodwill."

[Slide 38] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Global Realignment Program." This slide also contains an image of a parallelogram on the right containing a video of JDS Uniphase Corporation's various manufacturing operations around the world and the following text listed with bullet points: "Product technology, performance and innovation," "Global centers of excellence" and "Eliminate overlaps."

[Slide 39] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Global Realignment Program." This slide also contains an image of a parallelogram on the right containing a video of JDS Uniphase Corporation's various manufacturing operations around the world and the following text listed with

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bullet points: "Manufacturing excellence," "Consolidating sites" and "Standard global product platforms."

[Slide 40] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Global Realignment Program." This slide also contains an image of a parallelogram on the right containing a video of JDS Uniphase Corporation's various manufacturing operations around the world and the following text listed with bullet points: "Customer service," "Single point of sales contact," "Centers of excellence" and "Build on successful IT implementations."

[Slide 41] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Global Realignment Program." This slide also contains an image of a parallelogram on the right containing a video of JDS Uniphase Corporation's various manufacturing operations around the world and the following text listed with bullet points: "$375-425 million in charges," "One-time Q4 restructuring," "Transition/phase out costs (1-3 quarters)," "$250 million/year savings" and "More competitive cost structure."

[Slide 42] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "April 24 Guidance." This slide also contains an image of a parallelogram on the right containing a video of JDS Uniphase Corporation's various manufacturing operations around the world and the following text listed with bullet points: "Q4," "Sales - $700 Million," "Operating margin - 14%," "E.P.S. - $.14," "1. Pro forma after excluding restructuring charges," "2. 15% & $.15 steady state @ $700 million in sales" and "No guidance for fiscal 2002 yet."

[Slide 43] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following title: "Preparing for the Future." This slide also contains an image of a parallelogram on the right containing a video of JDS Uniphase Corporation's various manufacturing operations around the world and the following text listed with bullet points: "New performance and economics for customers," "Growing market," "Positioning JDSU for the future," "Technologies and products," "Low cost, agile manufacturing," "Strong financial condition" and "Competitive long-term cost structure."

[Slide 44] This slide contains the logo of JDS Uniphase Corporation in the lower right-hand corner and the following centered text: "New Economics for the New Economy." This slide also contains photographic images of an individual on a kayak next to a rock in the ocean and of sunlight reflecting off the ocean water.

[Slide 45] This slide contains the logo of JDS Uniphase Corporation.


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